Fees Summary	May 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 920,000,005.00
Previously Paid Amount	0.00
Total Fee Amount	140,852.00
Total Offset Amount	0.00
Net Fee	$ 140,852.00
Final Prospectus	false